Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UCP Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended August 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas John Lethbridge King, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 21, 2013	By:	/s/ Nicholas John Lethbridge King
Nicholas John Lethbridge King
President & Chief Executive Officer (principal executive officer)